JONES APPAREL GROUP, INC.,
           JONES APPAREL GROUP HOLDINGS, INC.,
           JONES APPAREL GROUP USA, INC., and
                  NINE WEST GROUP INC.,

                       as Issuers

                           and

                  THE BANK OF NEW YORK

                       as Trustee

                        INDENTURE

                Dated as of June 15, 1999

        $175,000,000 7.50% Senior Notes Due 2004
        $225,000,000 7.875% Senior Notes Due 2006

TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE ................   1
    SECTION 1.01 Definitions.........................................   1
    SECTION 1.02 Other Definitions...................................   7
    SECTION 1.03 Incorporation by Reference of Trust Indenture Act...   7
    SECTION 1.04 Rules of Construction...............................   8

ARTICLE 2 THE SECURITIES.............................................   8
    SECTION 2.01 Form of Securities..................................   8
    SECTION 2.02 Denominations.......................................   8
    SECTION 2.03 Forms Generally.....................................   8
    SECTION 2.04 Execution, Authentication and Delivery..............   9
    SECTION 2.05 Registrar and Paying Agent..........................   9
    SECTION 2.06 Paying Agent To Hold Money in Trust.................  10
    SECTION 2.07 Securityholder Lists................................  10
    SECTION 2.08 Transfer and Exchange...............................  10
    SECTION 2.09 Replacement Securities..............................  11
    SECTION 2.10 Outstanding Securities..............................  12
    SECTION 2.11 Temporary Securities................................  12
    SECTION 2.12 Cancellation........................................  12
    SECTION 2.13 Defaulted Interest..................................  13
    SECTION 2.14 CUSIP Numbers.......................................  13

ARTICLE 3 REDEMPTION ................................................  13
    SECTION 3.01 Notices to Trustee .................................  13
    SECTION 3.02 Selection of Securities To Be Redeemed..............  13
    SECTION 3.03 Notice of Redemption ...............................  14
    SECTION 3.04 Effect of Notice of Redemption .....................  15
    SECTION 3.05 Deposit of Redemption Price ........................  15
    SECTION 3.06 Securities Redeemed in Part.........................  15

ARTICLE 4 COVENANTS..................................................  15
    SECTION 4.01 Payments of Securities..............................  15
    SECTION 4.02 SEC Reports ........................................  16
    SECTION 4.03 Corporate Existence ................................  16
    SECTION 4.04 Restrictions on Liens...............................  16
    SECTION 4.05 Restrictions on Sale and Leaseback Transactions.....  19
    SECTION 4.06 Exempted Debt ......................................  19
    SECTION 4.07 Waiver of Certain Covenants ........................  20
    SECTION 4.08 Compliance Certificate .............................  20
    SECTION 4.09 Further Instruments and Acts .......................  20

ARTICLE 5 SUCCESSOR COMPANIES .......................................  20
    SECTION 5.01 Merger and Consolidation ...........................  20

ARTICLE 6 DEFAULTS AND REMEDIES .....................................  21
    SECTION 6.01 Events of Default ..................................  21
    SECTION 6.02 Acceleration .......................................  23
    SECTION 6.03 Other Remedies .....................................  24
    SECTION 6.04 Waiver of Past Defaults ............................  24
    SECTION 6.05 Control by Majority ................................  24
    SECTION 6.06 Limitation on Suits ................................  24
    SECTION 6.07 Rights of Holders to Receive Payment ...............  25
    SECTION 6.08 Collection Suit by Trustee .........................  25
    SECTION 6.09 Trustee May File Proofs of Claim ...................  25
    SECTION 6.10 Priorities .........................................  26
    SECTION 6.11 Undertaking for Costs ..............................  26
    SECTION 6.12 Waiver of Stay or Extension Laws....................  26

ARTICLE 7 TRUSTEE....................................................  27
    SECTION 7.01 Duties of Trustee...................................  27
    SECTION 7.02 Rights of Trustee ..................................  28
    SECTION 7.03 Individual Rights of Trustee .......................  29
    SECTION 7.04 Trustee's Disclaimer ...............................  29
    SECTION 7.05 Notice of Defaults .................................  29
    SECTION 7.06 Reports by Trustee to Holders.......................  29
    SECTION 7.07 Compensation and Indemnity..........................  29
    SECTION 7.08 Replacement of Trustee .............................  30
    SECTION 7.09 Successor Trustee by Merger ........................  31
    SECTION 7.10 Eligibility; Disqualification ......................  32
    SECTION 7.11 Preferential Collection of Claims Against Issuers...  32

ARTICLE 8 DISCHARGE OF INDENTURE; DEFEASANCE ........................  32

    SECTION 8.01 Discharge of Liability on Securities; Defeasance....  32
    SECTION 8.02 Conditions to Defeasance ...........................  33
    SECTION 8.03 Application of Trust Money .........................  35
    SECTION 8.04 Repayment to Issuers ...............................  35
    SECTION 8.05 Indemnity for Government Obligations ...............  35
    SECTION 8.06 Reinstatement ......................................  35

ARTICLE 9 AMENDMENTS ................................................  36
    SECTION 9.01 Without Consent of Holders .........................  36
    SECTION 9.02 With Consent of Holders ............................  37
    SECTION 9.03 Compliance with Trust Indenture Act ................  37
    SECTION 9.04 Revocation and Effect of Consents and Waivers ......  38
    SECTION 9.05 Notation on or Exchange of Securities ..............  38
    SECTION 9.06 Trustee To Sign Amendments .........................  38

    SECTION 9.07 Payment for Consent.................................  38

ARTICLE 10 MISCELLANEOUS.............................................  39
    SECTION 10.01 Trust Indenture Act Controls ......................  39
    SECTION 10.02 Notices............................................  39
    SECTION 10.03 Communication by Holders with Other Holders........  40
    SECTION 10.04 Certificate and Opinion as to Conditions Precedent.  40
    SECTION 10.05 Statements Required in Certificate or Opinion......  40
    SECTION 10.06 When Securities Disregarded .......................  40
    SECTION 10.07 Rules by Trustee, Paying Agent and Registrar.......  41
    SECTION 10.08 Legal Holidays ....................................  41
    SECTION 10.09 Governing Law .....................................  41
    SECTION 10.10 No Recourse Against Others.........................  41
    SECTION 10.11 Successors ........................................  41
    SECTION 10.12 Multiple Originals ................................  41
    SECTION 10.13 Table of Contents; Headings........................  41
    SECTION 10.14 Severability ......................................  42


APPENDIX A   PROVISIONS RELATING TO INITIAL SECURITIES,
             PRIVATE EXCHANGE SECURITIES AND
             EXCHANGE SECURITIES

EXHIBIT A    [FORM OF FACE OF 7.50% INITIAL SECURITY]

EXHIBIT B    [FORM OF FACE OF 7.50% EXCHANGE SECURITY)

EXHIBIT C    [FORM OF TRANSFEREE LETTER OF REPRESENTATION FOR
             7.50% NOTES]

EXHIBIT D    [FORM OF FACE OF 7.875% INITIAL SECURITY]

EXHIBIT E    [FORM OF FACE OF 7.875% EXCHANGE SECURITY]

EXHIBIT F    [FORM OF TRANSFEREE LETTER OF REPRESENTATION FOR
             7.875% NOTES]

   INDENTURE dated as of June 15,1999, by and among JONES APPAREL GROUP.
INC., a Pennsylvania corporation, JONES APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, NINE WEST GROUP INC., a Delaware corporation (collectively, the "Issuers"), and THE BANK OF NEW YORK, a New York State banking corporation, as trustee (the "Trustee").

   Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of (i) the Issuers' 7.50% Senior Notes due 2004 issued on the date hereof (the "7.50% Initial Securities"), and 7.875% Senior Notes due 2006 issued on the date hereof (the "7.875% Initial Securities" and, together with the 7.50% Initial Securities, collectively, the "Initial Securities"), (ii) if and when issued as provided in the Registration Agreement (as defined in Appendix A hereto (the "Appendix")), the Issuers' 7.50% Senior Notes due 2004 issued in the Registered Exchange Offer (as defined in the Appendix) in exchange for the 7.50% Initial Securities (the "7.50% Exchange Securities") and 7.875% Senior Notes due 2006 issued in the Registered Exchange Offer (as defined in the Appendix) in exchange for any 7.875% Initial Securities (the "7.875% Exchange Securities, and together with the 7.50% Exchange Securities, collectively, the "Exchange Securities") and (iii) if and when issued as provided in the Registration Agreement, the Private Exchange Securities (as defined in the Appendix, and together with the Initial Securities and any Exchange Securities issued hereunder, and other evidence of indebtedness, collectively, the "Securities") issued in the Private Exchange (as defined in the Appendix). Except as otherwise provided herein, the Securities to be issued will be limited to the two series referenced above and will be limited to $400,000,000 in aggregate principal amount outstanding which will be issued on the date hereof.

                        ARTICLE 1

       DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01 Definitions.

   "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

   "Attributable Debt" in respect of a Sale and Leaseback Transaction means, at the time of determination, the present value (discounted at the actual rate of interest of such transaction) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease for any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated without payment of such penalty.

   "Board of Directors" means the Board of Directors of the applicable
Issuer or any committee thereof duly authorized to act on behalf of the Board of Directors of such Issuer.

   "Business Day" means each day which is not a Legal Holiday.

   "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participating or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

   "Closing Date" means the date of this Indenture.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

   "Comparable Treasury Price" means, with respect to any redemption date,
(1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

   "Consolidated Net Tangible Assets" means. as of any date of determination, the total amount of assets of the Issuers and their respective Subsidiaries (less applicable reserves and other properly deductible items) after deducting (1) all current liabilities (excluding the amount of those which are by their terms extendable or renewable at the option of the obligor to a date more than 12 months after the date as of which the amount is being determined and excluding all intercompany items between an Issuer and any of its wholly-owned Subsidiaries or between Issuers or wholly-owned Subsidiaries of Issuers) and (2) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as determined on a consolidated basis in accordance with GAAP.

   "Consolidated Stockholders' Equity" means consolidated stockholders' equity of the Issuers and their respective Subsidiaries as determined in accordance with GAAP and reflected on the Issuers' most recent balance sheet.

   "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

   "Depositary" means, with respect to the Securities of any series issuable in whole or in part in global form, the Person specified pursuant to
Section 2.01 hereof as the initial Depositary with respect to the Securities of such series, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include such successor.

   "Dollar" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "Funded Debt" means Indebtedness, whether incurred, assumed or guaranteed, maturing by its terms more than one year from the date of creation thereof or which is extendable or renewable at the sole option of the obligor in such manner that it may become payable more than one year from the date of creation thereof, provided, however, that Funded Debt shall not include obligations created pursuant to leases, or any Indebtedness or portion thereof maturing by its terms within one year from the time of any computation of the amount of outstanding Funded Debt unless such Indebtedness shall be extendable or renewable at the sole option of the obligor in such manner that it may become payable more than one year from such time, or any Indebtedness for the payment or redemption of which money in the necessary amount shall have been deposited in trust either at or before the maturity or redemption date thereof.

   "GAAP" means generally accepted accounting principles in the United
States of America as in effect from time to time, including those principles set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board,
(iii) such other statements by such other entity as approved by a significant segment of the accounting profession and (iv) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to
Section 1-3 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

   "Global Security" means a Security that is issued in global form in the name of the Depositary with respect thereto or its nominee.

   "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

   "Indebtedness" of a Person means indebtedness for borrowed money and all indebtedness under purchase money mortgages or other purchase money liens or conditional sales or similar title retention agreements (but excluding trade accounts payable in the ordinary course of business) in each case where such indebtedness has been created, incurred, assumed or guaranteed by such Person or where such Person is otherwise liable therefore and indebtedness for borrowed money secured by any Lien upon property owned by such Person even though such Person has not assumed or become liable for the payment of such indebtedness; provided that if the obligation so secured has not been assumed in full by such Person or is otherwise not such Person's legal liability in full, the amount of such obligation for the purposes of this definition shall be limited to the lesser of the amount of such obligation secured by such Lien or the fair market value of the property securing such Lien.

   "Indenture" means this Indenture as amended or supplemented from time to time and includes the terms of a particular series of Securities established as contemplated by Section 2.01.

   "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Issuers.

   "Issuer" means each party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

   "Lien" means any mortgage, pledge. security interest. encumbrance. lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

   "Officer" means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary of the applicable Issuer.

   "Officers' Certificate" means a certificate signed by two Officers.

   "Opinion of Counsel" means a written opinion from legal counsel. The counsel may be an employee of or counsel to the applicable Issuer or the Trustee.

   "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

   "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

   "Principal Property" means any property owned or leased by any Issuer or Restricted Subsidiary, the net book value of which exceeds one percent of the Consolidated Net Tangible Assets of the Issuers and their respective Subsidiaries.

   "Reference Treasury Dealer" means each of Bear, Steams & Co. Inc.,
Chase Securities Inc., Merrill Lynch, Pierce, Fenner& Smith Incorporated, Salomon Smith Barney Inc., BancBoston Robertson Stephens, Inc. and Banc of America Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Issuers shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

   "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

   "Remaining Scheduled Payments" means, with respect to any Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such note to such redemption date.

   "Restricted Subsidiary" means, at any time, any Subsidiary of an Issuer which would be a "Significant Subsidiary" at such time, as such term is defined in Regulation S-X promulgated by the SEC, as in effect on the Closing Date.

   "SEC" means the Securities and Exchange Commission.

   "Securities" has the meaning set forth in the second paragraph of this Indenture.

   "Securities Act" means the Securities Act of 1933, as amended.

   "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or
(iii) one or more Subsidiaries of such Person.

   "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bb in effect on the Closing Date.

   "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

   "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

   "Trust Officer" means any Vice President, Assistant Vice President, Assistant Treasurer or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

   "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

   "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

   "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary,
100% of the outstanding Capital Stock of which (other than Capital Stock constituting directors' qualifying shares or interests held by directors or shares or interests required to be held by foreign nationals, in each case to the extent mandated by applicable law) is directly or indirectly owned by an Issuer or by one or more Wholly Owned Restricted Subsidiaries.

SECTION 1.02

Term

Other Definitions.

Term                                   Defined in Section

"Bankruptcy Law"                       6.01
"covenant defeasance option"           8.01(b)
"Custodian"                            6.01
"Event of Default"                     6.01
"legal defeasance option"              8.01(b)
"Legal Holiday"                       10.08
"Notice of Default"                    6.01
"Paying Agent"                         2.03
"Primary Treasury Dealer"              1.01
"protected purchaser"                  2.07
"Registrar"                            2.03
"Sale and Leaseback Transaction"       4.05
"Successor Company"                    5.01(a)


   SECTION 1.03 Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA, which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

"Commission" means the SEC.

"indenture securities" means the Securities.

"indenture Securityholder" means a Holder or Securityholder.

"indenture to be qualified" means this Indenture.

"indenture trustee" or "institutional trustee" means the Trustee.

"obligor" on the indenture securities means the Issuers and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

   SECTION 1.04 Rules of Construction. Unless the context otherwise requires:

(1) a term has the meaning assigned to it;

(2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(3) "or" is not exclusive;

(4) "including" means including without limitation;

(5) words in the singular include the plural and words in the plural include the singular; and

(6) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP.

                        ARTICLE 2

                     THE SECURITIES

   SECTION 2.01 Form of Securities. Provisions relating to the Initial Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Appendix, which is hereby incorporated in and expressly made a part of this Indenture. The (i) Initial Securities and the Trustee' s certificate of authentication and (ii) Private Exchange Securities and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit A hereto (in the case of the 7.50% Notes) and Exhibit D hereto (in the case of the 7.875% Notes), which are hereby incorporated in and expressly made a part of this Indenture.

   SECTION 2.02 Denominations. The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by
Section 2.0 1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiples thereof.

   SECTION 2.03 Forms Generally. The Securities of each series may have notations, legends or endorsements required by law, securities exchange rule, agreements to which any Issuer is subject, if any, or usage (provided that any such notation. legend or endorsement is in a form acceptable to the Issuers). Each Security shall be dated the date of its authentication.

   The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities of each series, as evidenced by their execution thereof.

   SECTION 2.04 Execution. Authentication and Delivery. One or more
Officers of the Issuers shall sign the Securities of each series on behalf of the Issuers by manual or facsimile signature. The Issuers' seal, if any, shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

   If an Officer of the Issuers whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

   A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

   The Trustee shall authenticate and make available for delivery
Securities as set forth in the Appendix.

   The Trustee may appoint an authenticating agent reasonably acceptable to the Issuers to authenticate the Securities of each series. Any such appointment shall be evidenced by an instrument signed by a Trust Officer, a copy of which shall be furnished to the Issuers. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities of such series whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

   SECTION 2.05 Registrar and Paying Agent. The Issuers shall maintain an office or agency for each series where Securities of such series may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities of such series may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities of such series and of their transfer and exchange. The Issuers may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent, and the term "Registrar" includes any co-registrars. The Issuers initially appoint the Trustee as (i) Registrar and Paying Agent in connection with the Securities and (ii) the Securities Custodian (as defined in the Appendix) with respect to the Global Securities (as defined in the Appendix).

   The Issuers shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Issuers shall notify the Trustee of the name and address of any such agent. If the Issuers fail to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Issuers or any of their domestically organized Wholly Owned Restricted Subsidiaries may act as Paying Agent or Registrar.

   The Issuers may remove any Registrar or Paying Agent upon written notice to such Registrar or Paying Agent and to the Trustee; provided, however, that no such removal shall become effective until (1) acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Issuers and such successor Registrar or Paying Agent, as the case may be, and delivered to the Trustee or (2) notification to the Trustee that the Trustee shall serve as Registrar or Paying Agent until the appointment of a successor in accordance with clause (1) above. The Registrar or Paying Agent may resign at any time upon written notice; provided, however, that the Trustee may resign as Paying Agent or Registrar only if the Trustee also resigns as Trustee in accordance with Section 7.08.

   SECTION 2.06 Paying Agent To Hold Money in Trust. On or before each due date of the principal and interest on any Security, the Issuers shall deposit with the Paying Agent (or if an Issuer or a Subsidiary of any Issuer is acting as Paying Agent, segregate and hold in trust for the benefit of the Persons entitled thereto) a sum sufficient to pay such principal and interest when so becoming due. The Issuers shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities of each series and shall notify the Trustee of any default by the Issuers in making any such payment. If an Issuer or a Subsidiary of an Issuer acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

   SECTION 2.07 Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Issuers shall furnish, or cause the Registrar to furnish, to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

   SECTION 2.08 Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer and in compliance with the Appendix. When a Security is presented to the Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(a)(1) of the Uniform Commercial Code are met. When Securities are presented to the Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Securities at the Registrar's request. The Issuers may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any such transfer or exchange pursuant to this Section. The Issuers shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

   Prior to the due presentation for registration of transfer of any Security, the Issuers, the Trustee, the Paying Agent, and the Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving the payment of principal and interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Issuers, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

   Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by (i) the Holder of such Global Security (or its agent) or (ii) any Holder of a beneficial interest in such Global Security, and that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book entry.

   All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

   SECTION 2.09 Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuers shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met, such that the Holder
(i) satisfies the Issuers or the Trustee within a reasonable time after such Holder has notice of such loss, destruction or wrongful taking, and the Registrar does not register a transfer prior to receiving such notification,
(ii) requests the Issuers or the Trustee to issue a new replacement Security, prior to the Security being acquired by a protected purchaser as defined in
Section 8-303 of the Uniform Commercial Code (a "protected purchaser") and
(iii) satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Issuers, such Holder shall furnish an indemnity bond sufficient in the judgment of the Trustee to protect the Issuers, the Trustee, the Paying Agent and the Registrar from any loss that any of them may suffer if a Security is replaced. The Issuers and the Trustee may charge the Holder for the expenses they incur in replacing a Security. In the event any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Issuers in their discretion may pay such Security instead of issuing a new Security in replacement thereof.

   Every replacement Security is an additional obligation of the Issuers.

   The provisions of this Section 2.09 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Securities.

   SECTION 2.10 Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to Section 10.06, a Security does not cease to be outstanding because an Issuer or an Affiliate of an Issuer holds the Security.

   If a Security is replaced pursuant to Section 2.09, the Security so replaced ceases to be outstanding unless and until the Trustee and the Issuers receive proof satisfactory to them that the replaced Security is held by a protected purchaser.

   If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date, money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date, such Securities (or portions thereof) shall cease to be outstanding and interest on them shall cease to accrue.

   SECTION 2.11 Temporary Securities. In the event that Definitive
Securities (as defined in the Appendix) are to be issued under the terms of this Indenture, until such Definitive Securities are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Issuers consider appropriate for temporary Securities. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate Definitive Securities and deliver them in exchange for temporary Securities upon surrender of such temporary Securities at the office or agency of the Issuers, without charge to the Holder.

   SECTION 2.12 Cancellation. The Issuers at any time may deliver
Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The

Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver canceled Securities to an Issuer pursuant to written direction by an Officer of such Issuer. The Issuers may not issue new Securities to replace Securities they have redeemed, paid or delivered to the Trustee for cancellation. The Trustee shall not authenticate Securities in place of canceled Securities other than pursuant to the terms of this Indenture.

   SECTION 2.13 Defaulted Interest. If the Issuers default in a payment of interest on the Securities, the Issuers shall pay the defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Issuers may pay the defaulted interest to the Persons who are Securityholders on a subsequent special record date. The Issuers shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

   SECTION 2.14 CUSIP Numbers. The Issuers in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                        ARTICLE 3

                       REDEMPTION

   SECTION 3.01 Notices to Trustee. If the Issuers elect to redeem
Securities of any series pursuant to paragraph 5 of the Securities, they shall notify the Trustee in writing of the redemption date and the principal amount of Securities of such series to be redeemed.

   The Issuers shall give each notice to the Trustee provided for in this Section at least 45 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Issuers to the effect that such redemption will comply with the conditions herein. If fewer than all the Securities of any series are to be redeemed, the record date relating to such redemption shall be selected by the Issuers and given to the Trustee, which record date shall be not fewer than 15 days after the date of notice to the Trustee. Any such notice may be canceled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

   SECTION 3.02 Selection of Securities To Be Redeemed. If fewer than all the Securities of any series are to be redeemed, the Trustee shall select the Securities of such series to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee in its sole discretion shall deem to be fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities of such series not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities of such series that have denominations larger than $1,000. Securities of such series and portions thereof that the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities of such series called for redemption also apply to portions of Securities of a series called for redemption. The Trustee shall promptly notify the Issuers of the Securities or portions thereof to be redeemed.

   SECTION 3.03 Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Securities, the Issuers shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address.

   The notice shall identify the Securities to be redeemed and shall state:

(1) the redemption date;

(2) the redemption price and the amount of accrued interest to the redemption date;

(3) the name and address of the Paying Agent;

and

(4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

(5) if fewer than all the outstanding Securities of any series are to be redeemed, the certificate numbers and principal amounts of the particular Securities to be redeemed;

(6) that, unless the Issuers default in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

(7) the CUSIP number, if any, printed on the Securities being redeemed;

(8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

   At the Issuers' request, the Trustee shall give the notice of redemption in the Issuers' name and at the Issuers' expense. In such event, the Issuers shall provide the Trustee with the information required by this Section.

   SECTION 3.04 Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest, if any, to the redemption date; provided, however, that if the redemption date is after a regular record date and on or prior to the interest payment date, the accrued interest shall be payable to the Securityholder of the redeemed Securities registered on the relevant record date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

   SECTION 3.05 Deposit of Redemption Price. Prior to 11:00 a.m. on the redemption date, the Issuers shall deposit with the Paying Agent (or, if an Issuer or a Subsidiary of any of the Issuers is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption that have been delivered by the Issuers to the Trustee for cancellation.

   SECTION 3.06 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Issuers shall execute and the Trustee shall authenticate for the Holder (at the Issuers' expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                        ARTICLE 4

                        COVENANTS

   SECTION 4.01 Payment of Securities. The Issuers shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

The Issuers shall pay interest on overdue principal at the rate specified-in the Securities, and shall pay interest on overdue installments of interest at the same rate to the extent lawful.

   SECTION 4.02 SEC Reports. Notwithstanding that the Issuers may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, each of the Issuers shall file with the SEC, and provide the Trustee and Securityholders within 15 days after it files them with the SEC, copies of its annual report and the information, documents and other reports that are specified in Sections 13 and 15(d) of the Exchange Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates). The Issuers also shall comply with the other provisions of TIA Section 314(a).

   SECTION 4.03 Corporate Existence. Each Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and material franchises (other than as contemplated by Section 5.0 1); provided, however, that such Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation of such rights or franchises is no longer desirable in the conduct of the business of the Issuers and the Restricted Subsidiaries considered as a whole.

   SECTION 4.04 Restrictions on Liens. Except as provided in Section 4.06, the Issuers shall not, and shall not permit any Restricted Subsidiary to, create or suffer to exist any Lien to secure any Indebtedness of any Issuer or Restricted Subsidiary on any Principal Property of any Issuer or Restricted Subsidiary, without making, or causing such Restricted Subsidiary to make, effective provision to secure all of the Securities offered hereunder and then outstanding by such Lien, equally and ratably with any and all other such Indebtedness thereby secured, so long as such other Indebtedness is so secured, except that the foregoing restrictions shall not apply to:

(a) Liens on property of a Person existing at the time such Person is merged into or consolidated with any Issuer or Restricted Subsidiary or at the time of sale, lease or other disposition of the properties of such Person (or a division thereof) as an entirety or substantially as an entirety to any Issuer or Restricted Subsidiary;

(b) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary or existing on property prior to the acquisition thereof by any Issuer or Restricted Subsidiary;

(c) Liens securing Indebtedness between a Restricted Subsidiary and an Issuer or between Restricted Subsidiaries or Issuers;

(d) Liens on any property created, assumed or otherwise brought into existence in contemplation of the sale or other disposition of the underlying property, whether directly or indirectly, by way of share disposition or otherwise, provided that the applicable Issuer or Restricted Subsidiary must dispose of such property within 180 days after the creation of such Liens and that any Indebtedness secured by such Liens shall be without recourse to any Issuer or Restricted Subsidiary;

(e) Liens in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, or in favor of any country, or any political subdivision thereof, to secure partial, progress, advance or other payments, or performance of any other similar obligations, including, without limitation, Liens to secure pollution control bonds or industrial revenue or other similar types of bonds;

(f) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business which secure obligations not more than 60 days past due or which are being contested in good faith and by appropriate proceedings;

(g) Liens incurred in the ordinary course of business to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of-money bonds, surety bonds or other obligations of a like nature, in each case which are not incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property and which do not in the aggregate impair in any material respect the use of property in the operation of the business of the Issuers and their respective Subsidiaries taken as a whole;

(h) Liens incurred to secure appeal bonds and judgment and attachment Liens, in each case in connection with litigation or legal proceedings which are being contested in good faith by appropriate proceedings so long as reserves have been established to the extent required by GAAP;

(i) pledges or deposits under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which any Issuer or Restricted Subsidiary is a party, or deposits to secure public or statutory obligations of an Issuer or Restricted Subsidiary or deposits for the payment of rent, in each case incurred in the ordinary course of business;

(j) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character;

(k) Liens granted to any bank or other institution on the payments to be made to such institution by an Issuer or Subsidiary thereof, pursuant to any interest rate swap or similar agreement or foreign currency hedge, exchange or similar agreement designed to provide protection against fluctuations in interest rates and currency exchange rates, respectively, provided that such agreements are entered into in, or are incidental to, the ordinary course of business;

(l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies, in each case as to any deposit account or any other fund maintained with a creditor depository institution, provided that (1) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the applicable Issuer or Restricted Subsidiary in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (2) such deposit account is not intended by such Issuer or Restricted Subsidiary to provide collateral to the depository institution;

(m) Liens arising from Uniform Commercial Code financing statements regarding leases;

(n) the giving, simultaneously with or within 180 days after the latest of the Closing Date, or the acquisition, construction, improvement, development or expansion of such property, of a purchase money Lien on property acquired, constructed, improved, developed or expanded after the Closing Date, or the acquisition, construction, improvement, development or expansion after the Closing Date, of property subject to any Lien which is limited to such property;

(o) the giving of a Lien on real property which is the sole security for Indebtedness incurred within two years after the latest of the Closing Date, or the acquisition, construction, improvement, development or expansion of such property, provided that the holder of such Indebtedness is entitled to enforce its payment only by resorting to such security;

(p) Liens arising by the terms of letters of credit entered into in the ordinary course of business to secure reimbursement obligations thereunder;

(q) Liens existing on the Closing Date;

(r) Liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP; and

(s) Extension, renewal, replacement or refunding of any Lien existing on the Closing Date or referred to in clauses (a) to (k) and (n) to (o) and (q), provided that the principal amount of Indebtedness secured thereby and not otherwise authorized by clauses (a) to (k) and (n) to (o) and (q) shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement or refunding, so secured at the time of such extension, renewal, replacement or refunding.

   SECTION 4.05 Restrictions on Sale and Leaseback Transactions. Except as provided in Section 4.06, none of the Issuers shall, and none of the Issuers shall permit any Restricted Subsidiary to, after the date hereof, enter into any arrangement with any Person providing for the leasing by any such Issuer or Restricted Subsidiary of any Principal Property now owned or hereafter acquired which has been or is to be sold or transferred by such Issuer or Restricted Subsidiary to such Person with the intention of taking back a lease of such Principal Property (a "Sale and Leaseback Transaction"), unless the net proceeds of such sale or transfer have been determined by the Board of Directors to be at least equal to the fair market value of such Principal Property or asset at the time of such sale and transfer and either (i) such Issuer or Restricted Subsidiary applies or causes to be applied an amount equal to the net proceeds of such sale or transfer, within 180 days of receipt thereof, to the retirement or prepayment (other than any mandatory retirement or prepayment, except mandatory retirements or prepayments required as a result of such Sale and Leaseback Transaction) of Funded Debt of any Issuer or any Restricted Subsidiary ranking senior to or pari passu with the Securities or to the purchase, construction or development of property or assets to be used in the ordinary course of business, or (ii) such Issuer or Restricted Subsidiary would, on the effective date of such sale or transfer, be entitled, pursuant to this Indenture, to issue, assume or guarantee Indebtedness secured by a Lien upon such Principal Property, at least equal in amount to the Attributable Debt in respect of such Sale and Leaseback Transaction without equally and ratably securing the Securities. The foregoing restriction shall not apply to any Sale and Leaseback Transaction (i) between any Issuer and Restricted Subsidiary or between Restricted Subsidiaries or Issuers, provided that the lessor shall be an Issuer or a Wholly Owned Restricted Subsidiary,
(ii) which has a lease of less than three years in length, (iii) entered into within 180 days after the later of the purchase, construction of development of such Principal Property or assets, or the commencement of operation of such Principal Property or (iv) involving the distribution warehouse of Jones Apparel Group, Inc. at South Hill, Virginia.

   SECTION 4.06 Exempted Debt. Notwithstanding Sections 4.04 and 4.05, any Issuer or Restricted Subsidiary may, in addition to amounts permitted under such restrictions, create Indebtedness secured by Liens, or enter into Sale and Leaseback Transactions, provided that, at the time of such transactions and after giving effect thereto, the aggregate outstanding amount of all such Indebtedness secured by Liens plus Attributable Debt resulting from such Sale and Leaseback Transactions does not exceed 20% of Consolidated Stockholders' Equity.

   SECTION 4.07 Waiver of Certain Covenants. Each of the Issuers may in any particular instance, be excused from failing to comply with any term, provision or condition set forth in Section 4.02 or Sections 4.04 to 4.06, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the outstanding Securities of such series shall, by act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuers, and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

   The Issuers may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive compliance with any covenant or condition hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such compliance, whether or not such Holders remain Holders after such record date; provided that unless the Holders of at least a majority in principal amount of the outstanding Securities affected shall have waived such compliance prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

   SECTION 4.08 Compliance Certificate. The Issuers shall deliver to the Trustee within 120 days after the end of each fiscal year of the Issuers an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Issuers they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Issuers are taking or propose to take with respect thereto. The Issuers also shall comply with TIA Section 314(a)(4).

   SECTION 4.09 Further Instruments and Acts. Each of the Issuers shall execute and deliver to the Trustee such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                        ARTICLE 5

                   SUCCESSOR COMPANIES

   SECTION 5.01 Merger and Consolidation. None of the Issuers shall consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person (other than a merger of a Wholly Owned Restricted Subsidiary into an Issuer or another Wholly Owned Restricted Subsidiary or a merger of one Issuer into another), unless:

(i) the resulting, surviving or transferee Person (the "Successor
Company") shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not such Issuer) shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of such Issuer under the Securities and this Indenture;

(ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company, any other Issuer or any Restricted Subsidiary as a result of such transaction, as having been incurred by the Successor Company or such Issuer or Restricted Subsidiary at the time of such transaction), no Event of Default shall have occurred and be continuing;

(iii) such Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture; and

(iv) if, as a result of any such consolidation, merger or transfer, the Principal Property of such Issuer would become subject to a Lien which shall not be permitted by this Indenture, such Issuer or the Successor Company, as the case may be, shall take such steps as shall be necessary to secure the Securities equally and ratably with (or prior to) all Indebtedness secured thereby.

The Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the applicable Issuer under this Indenture, but the predecessor Issuer in the case of a lease of all or substantially all of its assets shall not be released from the obligation to pay the principal of and interest on the Securities.

                        ARTICLE 6

                  DEFAULTS AND REMEDIES

   SECTION 6.01 Events of Default. An "Event of Default" with respect to any series of Notes occurs if:

(1) the Issuers default in any payment of interest or liquidated damages on any Security of such series when the same becomes due and payable, and such default continues for a period of 30 days;

(2) the Issuers default in the payment of the principal of. or premium, if any, on any Security of such series when the same becomes due and payable at its maturity, upon redemption, upon declaration or otherwise;

(3) any Issuer fails to comply with Section 5.01;

(4) any Issuer fails to comply with Section 4.02, 4.03. 4.04, 4.05 or 4.06, and such failure continues for 30 days after the notice specified below;

(5) any Issuer fails to comply with any of its covenants or agreements contained in the Securities or this Indenture (other than those referred to in (1), (2), (3) or (4) above) and such failure continues for 60 days after the notice specified below;

(6) any Issuer or Restricted Subsidiary defaults under any Indebtedness
(other than the Securities of such Series), whether such Indebtedness now exists or shall hereafter be created, and such default results in Indebtedness in excess of $25,000,000 or its foreign currency equivalent becoming due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged or such acceleration having been rescinded or annulled within 30 days after notice;

(7) any Issuer or Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

involuntary case;

(A) commences a voluntary case;

(B) consents to the entry of an order for relief against it in an

(C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

(D) makes a general assignment for the benefit of its creditors or takes any comparable action under any foreign laws relating to insolvency:

(8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) is for relief against any Issuer or Restricted Subsidiary in an involuntary case;

(B) appoints a Custodian of any Issuer or Restricted Subsidiary or for any substantial part of its property; or

(C) orders the winding up or liquidation of any Issuer or Restricted Subsidiary or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days.

(9) any judgment or decree for the payment of money in excess of $25,000,000 or its foreign currency equivalent at the time, is entered against any Issuer or Restricted Subsidiary and either (A) an enforcement proceeding has been commenced by any creditor upon such judgment or decree or (B) there is a period of 60 days following the entry of such judgment or decree during which such judgment or decree is not discharged, waived or the execution thereof stayed.

   The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

   The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

   A Default under clause (4), (5) or (6) above is not an Event of Default with respect to any series until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities of such series notify the applicable Issuer of the Default and such Issuer does not cure such Default within the time specified in clause (4), (5) or (6), as applicable, after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

   The Issuers shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (6) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (4), (5) or (9), its status and what action the Issuers are taking or proposes to take with respect thereto.

   SECTION 6.02 Acceleration. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default specified in Section 6.01(7) or (8) with respect to any Issuer) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities of such series by notice to the Issuers, may declare the principal of and accrued but unpaid interest on all the Securities of such series to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(7) or (8) with respect to any Issuer occurs, the principal of and interest on all the Securities shall ipso facto become and be 4nmediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the Securities of such series by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default in respect of such series have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

   SECTION 6.03 0ther Remedies. If an Event of Default in respect of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or this Indenture.

   The Trustee may institute and maintain a suit or legal proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

   SECTION 6.04 Waiver of Past Defaults. The Holders of a majority in principal amount of the Securities of any series by notice to the Trustee may waive an existing Default with respect to such series and its consequences except (i) a Default in the payment of the principal of or interest on a Security of such series, (ii) a Default arising from the failure to redeem or purchase any Security of such series when required pursuant to the terms of this Indenture or (iii) a Default in respect of a provision that under Section
9.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

   SECTION 6.05 Control by Majority. With respect to Securities of any series, the Holders of a majority in principal amount of the outstanding Securities of such series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to
Section 7.01, that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would subject the Trustee to personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

   SECTION 6.06 Limitation on Suits. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder of a Security of any series may pursue any remedy with respect to this Indenture or the Securities of any such series unless:

(1) the Holder previously gave the Trustee written notice stating that an Event of Default with respect to such series is continuing;

(2) the Holders of at least 25% in principal amount of the outstanding Securities of such series make a written request to the Trustee to pursue the remedy;

(3) such Holder or Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

(4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

(5) the Holders of a majority in principal amount of the outstanding Securities of such series do not give the Trustee a direction inconsistent with the request during such 60-day period.

   A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

   SECTION 6.07 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and liquidated damages and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

   SECTION 6.08 Collection Suit by Trustee. If an Event of Default specified in Section 6.01 (1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in
Section 7.07.

   SECTION 6.09 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to any Issuer or any of its Subsidiaries, their creditors or their property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

   SECTION 6.10 Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

       FIRST: to the Trustee for amounts due under Section 7.07;

       SECOND: to Securityholders of each series for amounts due and unpaid on the Securities of each series for principal and interest, ratably, and any liquidated damages without preference or priority of any kind, according to the amounts due and payable on the Securities of each series for principal, any liquidated damages and interest, respectively; and

       THIRD: to the Issuers.

   The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Trustee shall mail to each Securityholder and each Issuer a notice that states the record date, the payment date and amount to be paid.

   SECTION 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing, by any party litigant in the suit, of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

   SECTION 6.12 Waiver of Stay or Extension Laws. None of the Issuers (to the extent it may lawfully do so) shall at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law, wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                        ARTICLE 7

                         TRUSTEE

   SECTION 7.01 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

   (b) Except during the continuance of an Event of Default:

(1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

   (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

(1) this paragraph does not limit the effect of paragraph (b) of this Section;

(2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

(3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

   (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section.

   (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers.

   (f) Money held in trust by the Trustee need not be segregated from funds except to the extent required by law.

   (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

   (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

   SECTION 7.02 Rights of Trustee. (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

   (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

   (c) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

   (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful misconduct or gross negligence.

   (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities, shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

   (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report. notice, request, consent, order, approval, bond, debenture, note or other paper or document.

   (g) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

   (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to. and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

   SECTION 7.03 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

   SECTION 7.04 Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Issuers use of the proceeds from the Securities, and it shall not be responsible for any statement in this Indenture, in the Securities, or in any document executed in connection with the sale of the Securities, other than those set forth in the Trustee's certificate of authentication.

   SECTION 7.05 Notice of Defaults. If a Default with respect to the Securities of any series occurs and is continuing and if it is actually known to a Trust Officer of the Trustee, the Trustee shall mail to each Securityholder of such series notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of, premium (if any) or interest on any Security of such series (including payments pursuant to the mandatory redemption provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders of such series.

   SECTION 7.06 Reports by Trustee to Holder. As promptly as practicable after each July 31 beginning with the July 31 following the Closing Date, and in any event prior to September 30 in each year, the Trustee shall mail to each Securityholder of a series a brief report dated as of such July 31 that complies with Section 13(a) of the TIA. The Trustee shall also comply with Section 313(b) of the TIA.

   A copy of each report at the time of its mailing to Securityholders of a series shall be filed with the SEC and each stock exchange (if any) on which the Securities of a series are listed. The Issuers agree to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

   SECTION 7.07 Compensation and Indemnity. Each of the Issuers, jointly and severally, shall pay to the Trustee from time to time such compensation for its services as the Issuers and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers, jointly and severally, shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustees agents, counsel, accountants and experts. Each Issuer, jointly and severally, shall indemnify the Trustee against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by or in connection with the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Issuers of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof, provided, however, that any failure so to notify the Issuers shall not relieve any Issuer of its indemnity obligations hereunder. The Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party through such party's own wilful misconduct, gross negligence or bad faith.

   To secure the Issuers' payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay the principal of and interest and any liquidated damages on particular Securities.

   The Issuers' payment obligations pursuant to this Section shall survive the satisfaction or discharge of this Indenture, any rejection or termination of this Indenture under any bankruptcy law or the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(7) or (8) with respect to any Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

   SECTION 7.08 Replacement of Trustee. The Trustee may resign at any time with respect to the Securities of one or more series by so notifying the Issuers. The Holders of a majority in principal amount of the Securities of a series may remove the Trustee with respect to the Securities of such series and may appoint a successor Trustee. The Issuers shall remove the Trustee if:

(1) the Trustee fails to comply with Section 7.10;

(2) the Trustee is adjudged bankrupt or insolvent;

(3) a receiver or other public officer takes charge of the Trustee property; or

(4) the Trustee otherwise becomes incapable of acting.

   If the Trustee resigns, is removed by the Issuers or by the Holders of a majority in principal amount of the Securities of one or more series and such Holders do not reasonably promptly appoint a successor Trustee with respect to the Securities of that or those series, or if a vacancy exists in the office of Trustee for any reason with respect to one or more series (the Trustee in such event being referred to herein as the retiring Trustee), the Issuers shall promptly appoint a successor Trustee with respect to the Securities of that or those series.

   A successor Trustee with respect to the Securities of any series shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

   If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

   If the Trustee fails to comply with Section 7.10, any Securityholder of a series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the Securities of such series.

   Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuers' obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

   SECTION 7.09 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate-trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

   In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the

Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and if at that time any of the Securities shall not have been authenticated, any such successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

   SECTION 7.10 Eligibility, Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA
Section 310(b); 12rovided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of any Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

   SECTION 7.11 Preferential Collection of Claims Against Issuers. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                        ARTICLE 8

           DISCHARGE OF INDENTURE; DEFEASANCE

   SECTION 8.01 Disclaimer of Liability on Securities: Defeasance. (a)
When (i) the Issuers deliver to the Trustee all outstanding Securities of a series (other than Securities of a series replaced pursuant to Section 2.09) for cancellation or (ii) all outstanding Securities of a series have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 3 hereof, and the Issuers irrevocably deposit with the Trustee funds or U.S. Government Obligations on which payment of principal and interest when due shall be sufficient to pay at maturity or upon redemption all outstanding Securities of a series, including interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.09), and if in either case the Issuers pay all other sums payable hereunder by the Issuers, then this Indenture shall, subject to
Section 8.01(c), cease to be of further effect with respect to the Securities of such series. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Issuers accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuers.

   (b) Subject to Sections 8.01(c) and 8.02, the Issuers at any time may terminate (i) all of their obligations under the Securities of a series and this Indenture ("legal defeasance option") or (ii) the obligations of the Issuers under Sections 4.02, 4.03, 4.04. 4.05, 4.06, 4.08 and 4.09 and the
operation of Section 5.01(iii), 5.01(iv), 6.01(4), 6.01(6), 6.01(7) (with respect to Restricted Subsidiaries only), 6.01(8) (with respect to Restricted Subsidiaries only) and 6.01(9) ("covenant defeasance option"). The Issuers may exercise their legal defeasance option notwithstanding their prior exercise of their covenant defeasance option.

   If the Issuers exercise their legal defeasance option, payment of the Securities of a series may not be accelerated because of an Event of Default. If the Issuers exercise their covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in
Section 6.01(4), 6.01(6), 6.01(7) or 6.01(8) (with respect to Restricted Subsidiaries only) or 6.01(9) or because of the failure of the Issuers to comply with clauses (iii) and (iv) of Section 5.01.

   Upon satisfaction of the conditions set forth herein and upon request of the Issuers, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuers terminate.

   (c) Notwithstanding clauses (a) and (b) above, the Issuers' obligations in Sections 2.03, 2.04, 2.05, 2.07, 2.09, 2.10, 7.07, 7.08 and in this Article
8 shall survive until the Securities of a series have been paid in full. Thereafter, the Issuers' obligations in Sections 7.07, 8.04 and 8.05 shall survive.

   SECTION 8.02 Conditions to Defeasance. (a) The Issuers may exercise their legal defeasance option only if:

   (1) the Issuers irrevocably deposit in trust with the Trustee money or U.S. Government Obligations for the payment of principal, premium (if any) and interest on the Securities of a series to maturity or redemption, as the case may be;

   (2) the Issuers deliver to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment shall provide cash at such times and in such amounts as shall be sufficient to pay principal and interest when due on all the Securities of such series to maturity or redemption, as the case may be;

   (3) 123 days pass after the deposit is made and during the 123 day period no Default specified in Section 6.01(7) or (8) with respect to the Issuers occurs which is continuing at the end of the period;

   (4) the deposit does not constitute a default under any other agreement binding on any of the Issuers;

   (5) the Issuers deliver to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or qualify as, a regulated investment company under the Investment Company Act of 1940;

   (6) the Issuers shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuers have received from, or there has been published by, the Internal Revenue Service, a ruling, or (ii) since the Closing Date there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders shall not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and shall be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

   (7) the Issuers deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities of such series as contemplated by this Article 8 have been complied with.

   Before or after a deposit, the Issuers may make arrangements satisfactory to the Trustee for the redemption of Securities of such series at a future date in accordance with Article 3 of this Indenture.

   (b) The Issuers may exercise their covenant defeasance option only if:

   (1) the Issuers irrevocably deposit in trust with the Trustee money or U.S. Government Obligations for the payment of principal, premium (if any) and interest on the Securities to maturity or redemption, as the case may be,

   (2) the Issuers deliver to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment shall provide cash at such times and in such amounts as shall be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

   (3) 123 days pass after the deposit is made and during the 123 day period no Default specified in Section 6.01(7) or (8) with respect to the Issuers occurs which is continuing at the end of the period;

   (4) the deposit does not constitute a default under any other agreement binding on any of the Issuers;

   (5) the Issuers deliver to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or qualify as, a regulated investment company under the Investment Company Act of 1940;

   (6) the Issuers shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders shall not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and shall be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

   (7) the Issuers deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

   Before or after a deposit, the Issuers may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3 of this Indenture.

   SECTION 8.03 Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this
Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities of the series with respect to which the deposit was made.

   SECTION 8.04 Repayment to Issuers. The Trustee and the Paying Agent shall promptly turn over to the Issuers upon request any excess money or securities held by them at any time.

   Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Issuers upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Issuers for payment as general creditors.

   SECTION 8.05 Indemni1y for Government Obligations. The Issuers shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

   SECTION 8.06 Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' obligations under this Indenture and the Securities of each applicable series shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying, Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that, if the Issuers have made any payment of interest on or principal of any Securities of such series because of the reinstatement of their obligations hereunder, the Issuers shall be subrogated to the rights of the Holders of such Securities of such series to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                        ARTICLE 9

                       AMENDMENTS


   SECTION 9.01 Without Consent of Holders. The Issuers and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

   (1) to cure any ambiguity, omission, defect or inconsistency;

   (2) to comply with Article 5;

   (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

   (4) to add guarantees or co-obligors with respect to the Securities or to secure the Securities;

   (5) to add to the covenants of the Issuers for the benefit of the Holder to surrender any right or power herein conferred upon the Issuers;

   (6) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA;

   (7) to make any change that does not adversely affect the rights of any Securityholder; or

   (8) to provide for the issuance of the Exchange Securities or Private Exchange Securities, which shall have terms substantially identical in all material respects to the Initial Securities (except that the transfer restrictions contained in the Initial Securities shall be modified or eliminated, as appropriate), and which shall be treated, together with any outstanding Initial Securities, as a single issue of securities. After an amendment under this Section becomes effective, the Issuers shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

   SECTION 9.02 With Consent of Holders. The Issuers and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for the Securities). However, without the consent of each Securityholder of a series affected, an amendment may not:

   (1) reduce the amount of Securities of such series whose Holder consent to an amendment;

   (2) reduce the rate of or extend the time for payment of interest or any liquidated damages on any Security of such series;

   (3) of such series;

reduce the principal of or extend the stated maturity of any Security

   (4) reduce the premium payable upon the redemption of any Security of a series or change the time at which any Security of such series may be redeemed in accordance with Article 3;

   (5) make any Security of such series payable in money other than that stated in the Security;

   (6) impair the right of any Holder to receive payment of principal of, and interest or any liquidated damages on, such Holder's Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities; or

   (7) make any change in Section 6.04 or 6.07 or the second sentence of this Section 9.02.

   It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof After an amendment under this Section becomes effective. the Issuers shall mail to all affected Securityholders a notice briefly describing such amendment. The failure to give such notice to all such Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

   SECTION 9.03 Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

   SECTION 9.04 Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective once both (i) the requisite number of consents have been received by the Issuers or the Trustee and (ii) such amendment or waiver has been executed by the Issuers and the Trustee.

   The Issuers may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

   SECTION 9.05 Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Issuers or the Trustee so determines, the Issuers in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

   SECTION 9.06 Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture and that such amendment is the legal, valid and binding obligation of the Issuers enforceable against them in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof (including Section 9.03).

   SECTION 9.07 Payment for Consent. Neither the Issuers nor any
Affiliate of the Issuers shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders, ratably, that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                       ARTICLE 10

                      MISCELLANEOUS

   SECTION 10.01 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

   SECTION 10.02 Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

if to the Issuers:

Jones Apparel Group, Inc.
1411 Broadway
New York, NY 10018

Attention of: Ira M. Dansky, Esq.

if to the Trustee:

The Bank of New York
101 Barclay Street, Floor 21W
New York, New York 10286

Attention: Corporate Trust Administration

The Issuers or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

   Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

   Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

   SECTION 10.03 Communication by Holders with Other Holders.
Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Issuers, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

   SECTION 10.04 Certificate and Opinion as to Conditions Precedent. Upon any request or application by any Issuer to the Trustee to take or refrain from taking any action under this Indenture, such Issuer shall furnish to the
Trustee:

   (1) an Officers' Certificate of such Issuer in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

   (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

   SECTION 10.05 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

   (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

   (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

   (3) a statement that, in the opinion of such individual. he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

   (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

   SECTION 10.06 When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by any Issuer, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with any Issuer shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

   SECTION 10.07 Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

   SECTION 10.08 Legal Holiday. A "Legal Holiday" is a Saturday, Sunday or other day on which banking institutions in New York State are authorized or required by law to close. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

   SECTION 10.09 Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

   SECTION 10.10 No Recourse Against Others. A director, officer, employee or stockholder, as such, of any Issuer shall not have any liability for any obligations of such Issuer under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issuance of the Securities.

   SECTION 10.11 Successors. All agreements of each Issuer in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

   SECTION 10.12 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy of the Indenture is enough to prove this Indenture.

   SECTION 10.13 Table of Contents: Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

   SECTION 10.14 Severability. If any provision in this Indenture is deemed unenforceable, it shall not affect the validity or enforceability of any other provision set forth herein, or of the Indenture as a whole.

(Rest of page intentionally left blank]

   IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

JONES APPAREL GROUP, INC.

By: /s/ Wesley R. Card
Name: Wesley R. Card
Title: Chief Financial Officer

JONES APPAREL GROUP HOLDINGS, INC.

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: President

JONES APPAREL GROUP USA, INC.

By: /s/ Wesley R. Card
Name: Wesley R. Card
Title: Chief Financial Officer

NINE WEST GROUP INC.

By: /s/ Ira M. Dansky
Name: Ira M. Dansky
Title: President

THE BANK OF NEW YORK, as Trustee

By: /s/ Mary La Gumina
Name: Mary La Gumina
Title: Assistant Vice President

APPENDIX A

       PROVISIONS RELATING TO INITIAL SECURITIES.
               PRIVATE EXCHANGE SECURITIES
                 AND EXCHANGE SECURITIES

   1. Definitions.

   1.1 Definitions. For the purposes of this Appendix A the following terms shall have the meanings indicated below:

   "Applicable Procedures" means, with respect to any transfer or transaction involving a Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

   "Cedel" means Cedel Bank, S.A., or any successor securities clearing agency.

   "Definitive Security" means a certificated Initial Security or Exchange Security (bearing the Restricted Securities Legend if the transfer of such Security is restricted by applicable law) that does not include the Global Securities Legend.

   "Depositary" means The Depository Trust Company, its nominees anc respective successors.

   "Euroclear" means the Euroclear Clearance System or any successor securities clearing agency.

   "Global Securities Legend"means the legend set forth under that caption in Exhibit A to this Indenture.

   "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

   "Initial Purchasers" means Bear, Steams & Co. Inc., Chase Securities
Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., BancBoston Robertson Stephens Inc., and Banc of America Securities LLC.

   "Private Exchange" means an offer by the Issuers, pursuant to the Registration Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Securities held by such purchasers as part of their initial distribution a like aggregate principal amount of Private Exchange Securities.

   "Private Exchange Securities" means the Securities of the Issuers issued in exchange for Initial Securities pursuant to this Indenture in connection with the Private Exchange pursuant to the Registration Agreement.

   "Purchase Agreement" means the Purchase Agreement dated June 9, 1999. among the Issuers and the Initial Purchasers.

   "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

   "Registered Exchange Offer" means the offer by the Issuers, pursuant to the Registration Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for their Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

   "Registration Agreement" means the Exchange and Note Registration Rights Agreement dated June 15, 1999, among the Issuers and the Initial Purchasers.

   "Regulation S" means Regulation S under the Securities Act.

   "Regulation S Securities" means all Initial Securities offered and sold the United States in reliance on Regulation S.

   "Restricted Period," with respect to any Securities of any series, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Closing Date with respect to such Securities.

   "Restricted Securities Legend" means the legend set forth in Section
2.3(e)

   "Rule 501" means Rule 501(a)(1), (2), (3) or (7) under the
Securities Act.

   "Rule 144A" means Rule 144A under the Securities Act.

   "Rule 144A Securities" means all Initial Securities offered and sold to QIBs in reliance on Rule 144A.

   "Securities Act" means the Securities Act of 1933, as amended.

   "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor thereto, who shall initially be the Trustee.

   "Shelf Registration Statement" means a registration statement filed by the Issuers in connection with the offer and sale of Initial Securities pursuant to the Registration Agreement.

   "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the Restricted Securities Legend.

   1.2 Other Definitions.

Term:                              Defined in Section:

"Agent Members"                    2.1(b)
"IAI Global Securities"            2.1(a)
"Global Securities"                2.1(a)
"Regulation S Global Securities"   2.1(a)
"Rule 144A Global Securities"      2.1(a)

2. The Securities.

   2.1 Form and Dating. The Initial Securities issued on the date hereof shall be (i) offered and sold by the Issuers pursuant to the Purchase Agreement and (ii) resold, initially only to (A) QlBs in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Initial Securities may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and, except as set forth below, IAIs in accordance with Rule 501.

   (a) Global Securities. Rule 144A Securities shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Rule 144A Global Securities") and Regulation S Securities shall be issued initially in the form of one or more global Securities (collectively, the "Regulation S Global Securities"), in each case without interest coupons and bearing the Global Securities Legend and Restricted Securities Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Issuers and authenticated by the Trustee as provided in this Indenture. One or more global securities in definitive, fully registered form without interest coupons and bearing the Global Securities Legend and the Restricted Securities Legend (collectively, the "IAI Global Security") shall also be issued on the Closing Date, deposited with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Issuers and authenticated by the Trustee as provided in this Indenture to accommodate transfers of beneficial interests in the Securities to IAIs subsequent to the initial distribution. Beneficial ownership interests in a Regulation S Global Security shall not be exchangeable for interests in a Rule 144A Global Security, IAI Global Security or any other Security without a

Restricted Securities Legend until the expiration of the Restricted Period. Each Rule 144A Global Security, IAI Global Security and Regulation S Global Security is referred to herein as a "Global Security" and are collectively referred to herein as "Global Securities." The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

   (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.

   The Issuers shall execute and the Trustee shall, in accordance with this Section 2.1(b) and pursuant to an order of the Issuers, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as Securities Custodian.

   Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Issuers, the Trustee and any agent of the Issuers or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (x) prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (y) impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

   (c) Definitive Securities. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

   2.2 Authentication. The Trustee shall authenticate and make available for delivery upon a written order of the Issuers signed by one Officer (1) Initial Securities for original issue on the date hereof, in an aggregate principal amount of $400,000,000 and (2) the (A) Exchange Securities for issue only in a Registered Exchange Offer and (B) Private Exchange Securities for issue only in the Private Exchange, in the case of each of (A) and (B) pursuant to the Registration Agreement and for a like principal amount of Initial Securities exchanged pursuant thereto. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities, Exchange Securities or Private Exchange Securities. The aggregate principal amount of Securities outstanding at any time may not exceed $400,000,000 except as provided in Section 2.07 of this Indenture.

   2.3 Transfer and Exchange. (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar with a request:

(x) to register the transfer of such Definitive Securities; or

(y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange shall be:

   (i) duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuers and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

   (ii) accompanied by the following additional information and documents, as applicable:

   (A) if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Security); or

   (B) if such Definitive Securities are being transferred to an Issuer, a certification to that effect (in the form set forth on the reverse side of the Initial Security); or

   (C) if such Definitive Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Security) and (ii) if the Issuers so request, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

   (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of:

   (i) a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuers and the Registrar, together with:

   (ii) certification (in the form set forth on the reverse side of the Initial Security) that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A, (B) to an IAI that has furnished to the Trustee a signed letter substantially in the form of Exhibit C or Exhibit F, as applicable, or (C) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

   (iii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Securities are then outstanding and the Global Security has not been previously exchanged for certificated securities pursuant to Section 2.4, the Issuers shall issue and the Trustee shall authenticate, upon written order of the Issuers in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

   (c) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Depository a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security pledged or transferred through Euroclear or Cedel in accordance with the Applicable Procedures and only (A) to an Issuer, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a Person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, (E) to an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of Securities of $250,000 or (F) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.

   Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Security to a transferee who takes delivery of such interest through a Rule 144A Global Security or IAI Global Security shall be made only in accordance with Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Security to the effect that such transfer is being made to (i) a Person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A or (ii) an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of the Securities of $250,000.

   Such written certification shall no longer be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in a Regulation S Global Security for an interest in an IAI Global Security, the transferee must furnish to the Trustee a signed letter substantially in the form of Exhibit C or Exhibit F, as applicable.

   (ii) Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Security shall be transferable in accordance with applicable law and the other terms of this Indenture.

   (e) Legend. (i) Except as permitted by the following paragraphs (ii),
(iii) or (iv), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR

OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED. ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATIONS UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"). THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, INSIDE THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A QIB THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN IAI ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN IAI, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND PRIOR TO SUCH TRANSFER, SUCH IAI FURNISHES THE TRUSTEE A SIGNED

LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) OR
(F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS AND THE TRUSTEES RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR
(F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. EACH HOLDER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

   Each Definitive Security shall bear the following additional legend:

"IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

      (ii) Upon any sale or transfer of a Transfer Restricted
Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

      (iii) After a transfer of any Initial Securities or Private
Exchange Securities during the period of the effectiveness of the Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, as the case may be, all requirements pertaining to the Restricted Securities Legend on such Initial Securities or such Private Exchange Securities shall cease to apply and the requirements that any such Initial Securities or such Private Exchange Securities be issued in global form shall continue to apply.

      (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to Initial Securities that Initial Securities be issued in global form shall continue to apply, and Exchange Securities in global form without the Restricted Securities Legend shall be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

      (v) Upon the consummation of a Private Exchange with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities be issued in global form shall continue to apply, and Private Exchange Securities in global form with the Restricted Securities Legend shall be available to Holders that exchange such Initial Securities in such Private Exchange.

      (vi) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Security acquired pursuant to Regulation S, all requirements that such Initial Security bear the Restricted Securities Legend shall cease to apply and the requirement that any such Initial Security be issued in global form shall continue to apply.

   (f) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, transferred, redeemed, repurchased or canceled, such Global Security shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, transferred in exchange for an interest in another Global Security, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

   (g) Obligations with Respect to Transfers and Exchanges of Securities.

      (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate, Definitive Securities and Global Securities at the Registrar's request.

      (ii) No service charge shall be made for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 33.06 and 9.05 of this Indenture).

      (iii) Prior to the due presentation for registration of transfer of any Security, the Issuers, the Trustee, the Paying Agent or the Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Issuers, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

      (iv) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

   (b) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, any Agent Member, or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Agent Member, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

      (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

   2.4 Definitive Securities. (a) A Global Security deposited with the Depositary or with the Trustee as Securities Custodian pursuant to Section
2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Issuers that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Issuers within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Issuers, in their sole discretion, notify the Trustee in writing that they elect to cause the issuance of certificated Securities under this Indenture.

   (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Security in the form of a Definitive Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(c), bear the Restricted Securities Legend.

   (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

   (d) In the event of the occurrence of any of the events specified in
Section 2.4(a)(i), (ii) or (iii), the Issuers will promptly make available to the Trustee a reasonable supply of Definitive Securities in fully registered form without interest coupons.

                        EXHIBIT A

        [FORM OF FACE OF 7.50% INITIAL SECURITY]

               [Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN
WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

             [Restricted Securities Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN,
THE HOLDER REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL
BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"),
(B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN
OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE
SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR"
(AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE

SECURITIES ACT (AN "IAI"). THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, INSIDE THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A QIB THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATIONS UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN IAI ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN IAI, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND PRIOR TO SUCH TRANSFER, SUCH IAI FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. EACH HOLDER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Definitive Security shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE
REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO

CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                No. _ up to $175,000,000
          7.50% Senior Note due 2004 CUSIP No.

JONES APPAREL GROUP, INC., a Pennsylvania corporation, JONES APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, and NINE WEST GROUP INC., a Delaware corporation, promise to pay to Cede & Co., or registered assigns, the principal sum of $175,000,000 Dollars on June 15, 2004.

Interest Payment Dates: June 15 and December 15.

Record Dates: June 1 and December 1.

Additional provisions of this Security are set forth on the other side of this Security.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly

                JONES APPAREL GROUP, INC.

                By: __________________________
                Name: ________________________
                Title: _______________________

                JONES APPAREL GROUP HOLDINGS, INC.

                By: __________________________
                Name: ________________________
                Title: _______________________

                JONES APPAREL GROUP USA, INC.

                By: __________________________
                Name: ________________________
                Title: _______________________

                NINE WEST GROUP INC.

                By: __________________________
                Name: ________________________
                Title: _______________________

THE BANK OF NEW YORK, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

Dated:

By:  ___________________________
     Authorized Signatory

    [FORM OF REVERSE SIDE OF 7.50% INITIAL SECURITY]

               7.50% Senior Note due 2004

   1.  Interest.

   (a) JONES APPAREL GROUP, INC., a Pennsylvania corporation, JONES
APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, and NINE WEST GROUP INC., a Delaware corporation (such corporations and. their successors and assigns under the Indenture are collectively referred to herein as the "Issuers"), promise to pay interest on the principal amount of this Security at the rate per annum shown above. The Issuers shall pay interest semiannually on June 15 and December 15 of each year. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 15, 1999. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuers shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

   (b) Liquidated Damages. The holder of this Security is entitled to the benefits of an Exchange and Note Registration Rights Agreement, dated June 15, 1999, among the Issuers and the Initial Purchasers named therein (the "Registration Agreement"). Capitalized terms used in this paragraph (b) but not defined herein have the meanings assigned to them in the Registration Agreement. If (i) the Shelf Registration Statement or Exchange Offer Registration Statement, as applicable under the Registration Agreement, is not filed with the Commission on or prior to 90 days after the Closing Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 180 days after the Closing Date, (iii) the Registered Exchange Offer is not consummated on or prior to 210 days after the Closing Date, or (iv) the Shelf Registration Statement is filed and declared effective within 180 days after the Closing Date but shall thereafter cease to be effective (at any time that the Issuers are obligated to maintain the effectiveness thereof) without being succeeded within 90 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Issuers shall pay liquidated damages to each holder of Transfer Restricted Securities, during the period of such Registration Default, at a rate of 0.25% per annum, determined daily on the principal amount of the Securities constituting Transfer Restricted Securities held by such holder until the applicable Registration Statement is filed or declared effective, the Registered Exchange Offer is consummated or the Shelf Registration Statement again becomes effective, as the case may be. All accrued liquidated damages shall be paid to holders in the same manner as interest payments on the Securities on semi-annual payment dates which correspond to interest payment dates for the Securities. Following the cure of all Registration Defaults. the accrual of liquidated damages shall cease. The Trustee shall have no responsibility with respect to the determination of the amount of any such liquidated damages. For purposes of the foregoing, "Transfer Restricted Securities" means (i) each Initial Security until the date on which such Initial Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Initial Security or Private Exchange Security until the date on which such Initial Security or Private Exchange Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Initial Security or Private Exchange Security until the date on which such Initial Security or Private Exchange Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

   2. Method of Payment. The Issuers shall pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the June 1 or December 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal, premium, liquidated damages and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, liquidated damages and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuers will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof, provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

   3. Paying. Agent and Registrar. Initially, The Bank of New York, a New
York State banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Issuers may appoint and change any Paying Agent, Registrar or coregistrar without notice. An Issuer or any domestically incorporated Wholly Owned Restricted Subsidiary of an Issuer may act as Paying Agent, Registrar or coregistrar.

   4. Indenture. The Issuers issued the Securities under an Indenture dated as of June 15, 1999 (the "Indenture") among the Issuers and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture, and the TIA for a statement of such terms and provisions.

   The Securities are senior unsecured obligations of the Issuers limited to $175,000,000 aggregate principal amount at any one time outstanding (subject to Sections 2.01 and 2.08 of the Indenture). The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuers and the Restricted Subsidiaries to, among other things, create or incur Liens or enter into sale and leaseback transactions. The Indenture also imposes limitations on the ability of the Issuers to convey, transfer or lease all or substantially all of the assets of any Issuer.

   5. Optional Redemption. The Securities will be redeemable as a whole or in part, at the option of the Issuers at any time or from time to time, at a redemption price equal to the greater of (i) 100% of their principal amount or
(ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) and 25 basis points.

   In the case of each of clause (i) and (ii), accrued interest will be payable to the redemption date.

   "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

   "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

   "Comparable Treasury Price" means, with respect to any redemption date,
(1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

   "Reference Treasury Dealer" means each of Bear, Stearns & Co. Inc.,
Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., BancBoston Robertson Stephens, Inc. and Banc of America Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Issuers shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

   "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

   "Remaining Scheduled Payments" means, with respect to any Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such note to such redemption date.

   "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Issuers.

   6. Sinking Fund. The Securities are not subject to any sinking fund.

   7. Notice of Redemption. Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date, interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

   8. Denominations: Transfer: Exchange. The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

   9. Persons Deemed Owners. The registered Holder of this Security may be treated as the owner of it for all purposes.

   10. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuers upon their written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuers and not to the Trustee for payment.

   11. Discharge and Defeasance. Subject to certain conditions, the Issuers at any time may terminate some of or all their obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

   12. Amendment. Waiver. Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without prior notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities and (ii) any default or noncompliance with any provisions may be waived with the consent of the Holders of a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Issuers and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add guarantees or co-obligors with respect to the Securities or to secure the Securities; (v) to add to the covenants for the benefit of the Securityholders or to surrender any right or power conferred upon the Issuers; (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA;
(vii) to make any change that does not adversely affect the rights of any Securityholder; or (viii) to provide for the issuance of the Exchange Securities or Private Exchange Securities.

   13. Defaults and Remedies. If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Issuer) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Issuer occurs, the principal of and interest on all the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

   If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security satisfactory to it against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) Holders of at least 25% in principal amount of the outstanding Securities have requested in writing that the Trustee pursue the remedy, (iii) such Holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense, (iv) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity and (v) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would subject the Trustee to personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

   14. Trustee Dealings with the Issuers. Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuers or their Affiliates and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee.

   15. No Recourse Against Others. A director, officer, employee or stockholder, as such, of any Issuer shall not have any liability for any obligations of such Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

   16. Authentication. This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of Authentication on the other side of this Security.

   17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

   18. Governing Law. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

   19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

   The Issuers will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                     ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

_____________________________________________________
(Print or type assignee's name, address and zip code)

_____________________________________________
(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint ________________ agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Date: _________________

Your Signature: __________________

Sign exactly as your name appears on the other side of this Security.

        CERTIFICATE TO BE DELIVERED UPON EXCHANGE
    OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $_________________ principal amount of Securities held in (check applicable space) _ book-entry or _ definitive form by the undersigned.

The undersigned (check one box below):

     [ ] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

     [ ] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) [ ] to an Issuer; or

(2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

(3) [ ] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5) [ ] to an institutional "accredited investor"(as defined in Rule 501(a)(1),(2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

(6) [ ] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

   Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof, provided, however, that if box (4), (5) or
(6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Issuers have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 193-31.

                            ____________________________________
                            Your Signature

Signature Guarantee:

Date: ___________           ____________________________________
                            Signature of Signature Guaranteed

   Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee


TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

   The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a"qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:                              Signature

NOTICE: To be executed by an executive officer

          [TO BE ATTACHED TO GLOBAL SECURITIES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $_____ following increases or decreases in this Global Security have been made:


Date of Exchange

Amount of decrease in Principal Amount of this Global Security

Amount of increase in Principal Amount of this Global Security

Principal Amount of this Global Security following such decrease or increase

Signature of authorized signatory of Trustee or Securities Custodian

                        EXHIBIT B

        [FORM OF FACE OF 7.50% EXCHANGE SECURITY]

               [Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN
WHOLE. BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                No. _ up to $175,000,000

               7.50% Senior Note due 2004

                        CUSIP No.

JONES APPAREL GROUP, INC., a Pennsylvania corporation, JONES APPAREL
GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, and NINE WEST GROUP INC. a Delaware corporation, promise to pay to Cede & Co., or registered assigns, the principal sum of $175,000,000 Dollars on June 15, 2004.

Interest Payment Dates: June 15 and December 15.

Record Dates: June 1 and December 1

Additional provisions of this Security are set forth on the other side of this Security.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly

                JONES APPAREL GROUP, INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

                JONES APPAREL GROUP HOLDINGS, INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

                JONES APPAREL GROUP USA, INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

                NINE WEST GROUP INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

Dated:

By:  ____________________________
     Authorized Signatory

    [FORM OF REVERSE SIDE OF 7.50% EXCHANGE SECURITY]

               7.50% Senior Note due 2004

   1. Interest. JONES APPAREL GROUP, INC. a Pennsylvania corporation,
JONES APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, and NINE WEST GROUP INC., a Delaware corporation (such corporations, and their successors and assigns under the Indenture are collectively referred to herein as the "Issuers"), promise to pay interest on the principal amount of this Security at the rate per annum shown above. The Issuers shall pay interest semiannually on June 15 and December 15 of each year. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 15, 1999. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuers shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

   2. Method of Payment. The Issuers shall pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the June I or December I next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal, premium and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuers will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

   3. Paying Agent and Registrar. Initially, The Bank of New York, a New
York State banking institution (the "Trustee"), will act as Paying Agent and Registrar. The Issuers may appoint and change any Paying Agent, Registrar or coregistrar without notice. An Issuer or any domestically incorporated Wholly Owned Restricted Subsidiary of an Issuer may act as Paying Agent, Registrar or coregistrar.

   4. Indenture. The Issuers issued the Securities under an Indenture dated as of June 15, 1999 (the "Indenture") among the Issuers and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the TIA for a statement of such terms and provisions.

   The Securities are senior unsecured obligations of the Issuers limited to $175,000,000 aggregate principal amount at any one time outstanding. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for the Initial Securities pursuant to the Indenture. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuers and the Restricted Subsidiaries to, among other things, create or incur Liens or enter into sale and leaseback transactions. The Indenture also imposes limitations on the ability of the Issuers to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of the assets of any Issuer.

   5. Optional Redemption. The Securities will be redeemable as a whole or in part, at the option of the Issuers at any time or from time to time, at a redemption price equal to the greater of (i) 100% of their principal amount or
(ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) and 25 basis points.

   In the case of each of clause (i) and (ii), accrued interest will be payable redemption date.

   "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

   "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

   "Comparable Treasury Price" means, with respect to any redemption date.
(1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

   "Reference Treasury Dealer" means each of Bear, Stearns & Co. Inc.,
Chase Securities Inc., Merrill Lynch, Pierce, Fenner& Smith Incorporated, Salomon Smith Barney Inc., BancBoston Robertson Stephens, Inc. and Banc of America Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Issuers shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

   "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

   "Remaining Scheduled Payments" means, with respect to any Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such note to such redemption date.

   "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Issuers.

   6. Sinking Fund, The Securities are not subject to any sinking fund.

   7. Notice of Redemption. Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

   8. Denominations. Transfer. Exchange. The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part. the portion of the Security not to be redeemed) or transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed or 15 days before an interest payment date.

   9. Persons Deemed Owners. The registered Holder of this Security may be treated as the owner of it for all purposes.

   10. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuers upon their written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuers and not to the Trustee for payment.

   11. Discharge and Defeasance. Subject to certain conditions, the Issuers at any time may terminate some of or all their obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

   12. Amendment. Waiver. Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without prior notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities and (ii) any default or noncompliance with any provisions may be waived with the consent of the Holders of a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Issuers and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add guarantees or co-obligors with respect to the Securities or to secure the Securities; (v) to add to the covenants for the benefit of the Securityholders or to surrender any right or power conferred upon the Issuers; (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA;
(vii) to make any change that does not adversely affect the rights of any Securityholder; or (viii) to provide for the issuance of the Exchange Securities or Private Exchange Securities.

   13. Defaults and Remedies. If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Issuer) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Issuer occurs, the principal of and interest on all the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

   If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) Holders of at least 25% in principal amount of the outstanding Securities have requested in writing that the Trustee pursue the remedy, (iii) such Holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense, (iv) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity and (v) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would subject the Trustee to personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

   14. Trustee Dealings with the Issuer. Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuers or their Affiliates and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee.

   15. No Recourse Against Others. A director, officer. employee or stockholder. as such, of any Issuer shall not have any liability for any obligations of such Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

   16. Authentication. This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of Authentication on the other side of this Security.

   17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

   18. Governing Law. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

   19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

   The Issuers will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                     ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

____________________________________________________
(Print or type assignee's name, address and zip code)

____________________________________________
(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint ________________ agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Date:

Your Signature:

Sign exactly as your name appears on the other side of this Security. Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guaranteed acceptable to the Trustee.

[TO BE ATTACHED TO GLOBAL SECURITIES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $________ increases or decreases in this Global Security have been made:

Amount of decrease in Principal Amount of this Global Security

Amount of increase in Principal Amount of this Global Security

Principal Amount of this Global Security following such decrease or increase

Signature of authorized signatory of Trustee or Securities Custodian

                        EXHIBIT C

      [FORM OF TRANSFEREE LETTER OF REPRESENTATION
                    FOR 7.50% NOTES]

Ladies and Gentlemen:

   This certificate is delivered to request a transfer of $__________ principal amount of the 7.50% Senior Notes due 2004 (the "Notes") of Jones Apparel Group, Inc., Jones Apparel Group Holdings, Inc., Jones Apparel Group USA, Inc., and Nine West Group Inc. (the "Issuers").

Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

The undersigned represents and warrants to you that:

   1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we invest in or purchase securities similar to the Securities in the normal course of our business. We, aud any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

   2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which an Issuer or any affiliate of an Issuer was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to an Issuer, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a Person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that is purchasing for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A. (d) in an offshore transaction within the meaning of, and in compliance with, Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in minimum principal amount of Securities of $250,000, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuers and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuers and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clause (d), (e) or
(f) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Issuers and the Trustee.

TRANSFEREE:

By:

                        EXHIBIT D

        [FORM OF FACE OF 7.875% INITIAL SECURITY]

               [Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN
WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

             [Restricted Securities Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN,
THE HOLDER REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL
BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"),
(B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN
OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE
SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR"
(AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE

SECURITIES ACT (AN "IAI"). THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, INSIDE THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A QIB THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATIONS UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN IAI ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN IAI, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND PRIOR TO SUCH TRANSFER, SUCH IAI FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. EACH HOLDER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON,, HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Definitive Security shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE
REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO

CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                No. _ up to $225,000,000
        7.875% Senior Note due 2006 CUSIP No.

JONES APPAREL GROUP, INC., a Pennsylvania corporation, JONES APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA. INC., a Pennsylvania corporation, and NINE WEST GROUP INC., a Delaware corporation, promise to pay to Cede & Co., or registered assigns, the principal sum of $225,000.000 Dollars on June 15, 2006.

Interest Payment Dates: June 15 and December 15.

Record Dates: June 1 and December 1.

Additional provisions of this Security are set forth on the other side of this Security.

   IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                JONES APPAREL GROUP, INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

                JONES APPAREL GROUP HOLDINGS, INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

                JONES APPAREL GROUP USA, INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

                NINE WEST GROUP INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

Dated:

By: ________________________
    Authorized Signatory

       [FORM OF REVERSE SIDE OF INITIAL SECURITY]

               7.875% Senior Note due 2006

   1. Interest.

   (a) JONES APPAREL GROUP, INC., a Pennsylvania corporation, JONES
APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, and NINE WEST GROUP INC., a Delaware corporation (such corporations and their successors and assigns under the Indenture are collectively referred to herein as the "Issuers"), promise to pay interest on the principal amount of this Security at the rate per annum shown above. The Issuers shall pay interest semiannually on June 15 and December 15 of each year. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 15, 1999. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuers shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

   (b) Liquidated Damages. The holder of this Security is entitled to the benefits of an Exchange and Note Registration Rights Agreement, dated June 15, 1999, among the Issuers and the Initial Purchasers named therein (the "Registration Agreement"). Capitalized terms used in this paragraph (b) but not defined herein have the meanings assigned to them in the Registration Agreement. If (i) the Shelf Registration Statement or Exchange Offer Registration Statement, as applicable under the Registration Agreement, is not filed with the Commission on or prior to 90 days after the Closing Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 180 days after the Closing Date, (iii) the Registered Exchange Offer is not consummated on or prior to 210 days after the Closing Date, or (iv) the Shelf Registration Statement is filed and declared effective within 180 days after the Closing Date but shall thereafter cease to be effective (at any time that the Issuers are obligated to maintain the effectiveness thereof) without being succeeded within 90 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Issuers shall pay liquidated damages to each holder of Transfer Restricted Securities, during the period of such Registration Default, at a rate of 0.25% per annum, determined daily on the principal amount of the Securities constituting Transfer Restricted Securities held by such holder until the applicable Registration Statement is filed or declared effective, the Registered Exchange Offer is consummated or the Shelf Registration Statement again becomes effective, as the case may be. All accrued liquidated damages shall be paid to holders in the same manner as interest payments on the Securities on semi-annual payment dates which correspond to interest payment dates for the Securities. Following the cure of all Registration Defaults. the accrual of liquidated damages shall cease. The Trustee shall have no responsibility with respect to the determination of the amount of any such liquidated damages. For purposes of the foregoing, "Transfer Restricted Securities" means (i) each Initial Security until the date on which such Initial Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Initial Security or Private Exchange Security until the date on which such Initial Security or Private Exchange Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Initial Security or Private Exchange Security until the date on which such Initial Security or Private Exchange Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

   2. Method of Payment. The Issuers shall pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the June I or December I next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal, premium, liquidated damages and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, liquidated damages and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuers will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof, provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

   3. Paying Agent and Registrar. Initially, The Bank of New York, a New
York State banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Issuers may appoint and change any Paying Agent, Registrar or coregistrar without notice. An Issuer or any domestically incorporated Wholly Owned Restricted Subsidiary of an Issuer may act as Paying Agent, Registrar or coregistrar.

   4. Indenture. The Issuers issued the Securities under an Indenture dated as of June 15, 1999 (the "Indenture") among the Issuers and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture, and the TIA for a statement of such terms and provisions.

   The Securities are senior unsecured obligations of the Issuers limited to $225,000,000 aggregate principal amount at any one time outstanding (subject to Sections 2.01 and 2.08 of the Indenture). The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuers and the Restricted Subsidiaries to, among other things, create or incur Liens or enter into sale and leaseback transactions. The Indenture also imposes limitations on the ability of the Issuers to convey, transfer or lease all or substantially all of the assets of any Issuer.

   5. Optional Redemption. The Securities will be redeemable as a whole or in part, at the option of the Issuers at any time or from time to time, at a redemption price equal to the greater of (i) 100% of their principal amount or
(ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) and 25 basis points.

   In the case of each of clause (i) and (ii), accrued interest will be payable to the redemption date.

   "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

   "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

   "Comparable Treasury Price" means, with respect to any redemption date,
(1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations. or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

   "Reference Treasury Dealer" means each of Bear, Stearns & Co. Inc.,
Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., BancBoston Robertson Stephens, Inc. and Banc of America Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Issuers shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

   "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

   "Remaining Scheduled Payments" means, with respect to any Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such note to such redemption date.

   "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Issuers.

   6. Sinking Fund. The Securities are not subject to any sinking fund.

   7. Notice of Redemption. Notice of redemption will be mailed by first-class mail at least 30days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date, interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

   8. Denominations: Transfer. Exchange. The Securities are in registered form without coupons in denominations of S 1,000 and whole multiples of S1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder. among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

   9. Persons Deemed Owners. The registered Holder of this Security may be treated as the owner of it for all purposes.

   10. Unclaimed money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuers upon their written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuers and not to the Trustee for payment.

   11. Discharge and Defeasance. Subject to certain conditions, the Issuers at any time may terminate some of or all their obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

   12. Amendment, Waiver. Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without prior notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities and (ii) any default or noncompliance with any provisions may be waived with the consent of the Holders of a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Issuers and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add guarantees or co-obligors with respect to the Securities or to secure the Securities; (v) to add to the covenants for the benefit of the Securityholders or to surrender any right or power conferred upon the Issuers; (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA;
(vii) to make any change that does not adversely affect the rights of any Securityholder; or (viii) to provide for the issuance of the Exchange Securities or Private Exchange Securities.

   13. Defaults and Remedies. If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Issuer) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Issuer occurs, the principal of and interest on all the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances. the Holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

   If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security satisfactory to it against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) Holders of at least 25% in principal amount of the outstanding Securities have requested in writing that the Trustee pursue the remedy, (iii) such Holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense, (iv) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity and (v) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would subject the Trustee to personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

   14. Trustee Dealings with the Issuers. Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuers or their Affiliates and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee.

   15. No Recourse Against Others. A director, officer, employee or stockholder, as such, of any Issuer shall not have any liability for any obligations of such Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

   16. Authentication. This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of Authentication on the other side of this Security.

   17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

   18. Governing Law. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

   19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

   The Issuers will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

____________________________________________________
(Print or type assignee's name, address and zip code)

____________________________________________
(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint _______________ agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Date:

Your Signature:

Sign exactly as your name appears on the other side of this Security.

        CERTIFICATE TO BE DELIVERED UPON EXCHANGE
    OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $ ______________ principal amount of Securities held in (check applicable space) _ book-entry or _ definitive form by the undersigned.

The undersigned (check one box below):

[ ] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

[ ] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

   In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) [ ] to an Issuer; or

(2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

(3) [ ] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5) [ ] to an institutional "accredited investor" (as defined in Rule 501
        (a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

(6) [ ] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

   Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or
(6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Issuers have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                    _________________________________
                                    Your Signature
Signature Guarantee:

Date: _________________             _________________________________
                                    Signature of Signature Guaranteed

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

   The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

Signature

NOTICE: To be executed by an executive officer

          [TO BE ATTACHED TO GLOBAL SECURITIES]

  SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $_______ increases or decreases in this Global Security have been made:

Date of Exchange

Amount of decrease in Principal Amount of this Global Security

Amount of increase in Principal Amount of this Global Security

Principal Amount of this Global Security following such decrease or increase

Signature of authorized signatory of Trustee or Securities Custodian

                        EXHIBIT E

       [FORM OF FACE OF 7.875% EXCHANGE SECURITY]

               [Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC). ANY TRANSFER, PLEDGE OR OTHER USE OF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN
WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                No. _ up to $225,000,000

               7.875% Senior Note due 2006

                        CUSIP No.

JONES APPAREL GROUP, INC., a Pennsylvania corporation, JONES APPAREL
GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, and NINE WEST GROUP INC. a Delaware corporation, promise to pay to Cede & Co., or registered assigns, the principal sum of $225,000,000 Dollars on June 15, 2006.

Interest Payment Dates: June 15 and December 15.

Record Dates: June 1 and December 1.

Additional provisions of this Security are set forth on the other side of this Security.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                JONES APPAREL GROUP, INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

                JONES APPAREL GROUP HOLDINGS, INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

                JONES APPAREL GROUP USA, INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

                NINE WEST GROUP INC.

                By: ___________________________
                Name: _________________________
                Title: ________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

Dated:

By: ________________________
    Authorized Signatory

   [FORM OF REVERSE SIDE OF 7.875% EXCHANGE SECURITY]

               7.875% Senior Note due 2006

   1. Interest. JONES APPAREL GROUP, INC. a Pennsylvania corporation,
JONES APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, and NINE WEST GROUP INC., a Delaware corporation (such corporations, and their successors and assigns under the Indenture are collectively referred to herein as the "Issuers"), promise to pay interest on the principal amount of this Security at the rate per annum. shown above. The Issuers shall pay interest semiannually on June 15 and December 15 of each year. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 15, 1999. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuers shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

   2. Method of Payment. The Issuers shall pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the June I or December I next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal, premium and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuers will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

   3. Paying Agent and Registrar. Initially, The Bank of New York, a New
York State banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Issuers may appoint and change any Paying Agent, Registrar or coregistrar without notice. An Issuer or any domestically incorporated Wholly Owned Restricted Subsidiary of an Issuer may act as Paying Agent, Registrar or coregistrar.

   4. Indenture. The Issuers issued the Securities under an indenture dated as of June 15, 1999 (the "Indenture") among the Issuers and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the TIA for a statement of such terms and provisions.

   The Securities are senior unsecured obligations of the Issuers limited to $175,000,000 aggregate principal amount at any one time outstanding. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for the Initial Securities pursuant to the Indenture. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuers and the Restricted Subsidiaries to, among other things, create or incur Liens or enter into sale and leaseback transactions. The Indenture also imposes limitations on the ability of the Issuers to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of the assets of any Issuer.

   5. Optional Redemption. The Securities will be redeemable as a whole or in part, at the option of the Issuers at any time or from time to time, at a redemption price equal to the greater of (i) 100% of their principal amount or
(ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) and 25 basis points.

   In the case of each of clause (i) and (ii), accrued interest will be payable to the redemption date.

   "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannu4l equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

   "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

   "Comparable Treasury Price" means, with respect to any redemption date,
(1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

   "Reference Treasury Dealer" means each of Bear, Steams & Co. Inc.,
Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., BancBoston Robertson Stephens, Inc. and Banc of America Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Issuers shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

   "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

   "Remaining Scheduled Payments" means, with respect to any Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such note to such redemption date.

   "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Issuers.

   6. Sinking Fund, The Securities are not subject to any sinking fund.

   7. Notice of Redemption. Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

   8. Denominations: Transfer; Exchange. The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange an), Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed or 15 days before an interest payment date.

   9. Persons Deemed Owners. The registered Holder of this Security may be treated as the owner of it for all purposes.

   10. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuers upon their written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuers and not to the Trustee for payment.

   11. Discharge and Defeasance. Subject to certain conditions, the Issuers at any time may terminate some of or all their obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

   12. Amendment, Waiver. Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without prior notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities and (ii) any default or noncompliance with any provisions may be waived with the consent of the Holders of a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Issuers and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5, of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add guarantees or co-obligors with respect to the Securities or to secure the Securities; (v) to add to the covenants for the benefit of the Securityholders or to surrender any right or power conferred upon the Issuers; (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA;
(vii) to make any change that does not adversely affect the rights of any Securityholder; or (viii) to provide for the issuance of the Exchange Securities or Private Exchange Securities.

   13. Defaults and Remedies. If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Issuer) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Issuer occurs, the principal of and interest on all the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances. the Holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

   If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security satisfactory to it against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) Holders of at least 25% in principal amount of the outstanding Securities have requested in writing that the Trustee pursue the remedy, (iii) such Holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense, (iv) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity and (v) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would subject the Trustee to personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

   14. Trustee Dealings with the Issuer. Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuers or their Affiliates and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee.

   15. No Recourse Against Others. A director, officer, employee or stockholder, as such, of any Issuer shall not have any liability for any obligations of such Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

   16. Authentication. This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of Authentication on the other side of this Security.

   17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

   18. Governing Law. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

   19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

   The Issuers will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                     ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

_____________________________________________________
(Print or type assignee's name, address and zip code)

____________________________________________
(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint _____________ agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Date:

Your Signature:

Sign exactly as your name appears on the other side of this Security. Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guaranteed acceptable to the Trustee.

          [TO BE ATTACHED TO GLOBAL SECURITIES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $_____ increases or decreases in this Global Security have been made:

Date of Exchange

Amount of decrease in Principal Amount of this Global Security

Amount of increase in Principal Amount of this Global Security

Principal Amount of this Global Security following such decrease or increase

Signature of authorized signatory of Trustee or Securities Custodian

                        EXHIBIT F

      [FORM OF TRANSFEREE LETTER OF REPRESENTATION
                    FOR 7.875% NOTES]

Ladies and Gentlemen:

   This certificate is delivered to request a transfer of $________ principal amount of the 7.875% Senior Notes due 2006 (the "Notes") of Jones Apparel Group, Inc., Jones Apparel Group Holdings, Inc., Jones Apparel Group USA, Inc., and Nine West Group Inc. (the "Issuers").

   Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

The undersigned represents and warrants to you that:

   1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we invest in or purchase securities similar to the Securities in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

   2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which an Issuer or any affiliate of an Issuer was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to an Issuer, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a Person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that is purchasing for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) in an offshore transaction within the meaning of, and in compliance with, Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in minimum principal amount of Securities of $250,000, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuers and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuers and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clause (d), (e) or
(f) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Issuers and the Trustee.

TRANSFEREE:

By: